UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2025

ATAI BECKLEY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands 1183
(Address of principal executive offices) (Zip Code)

+31 20 793 2536
(Registrant’s telephone number, including area code)

ATAI Life Sciences N.V.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 5, 2025, Atai Beckley N.V. (f/k/a ATAI Life Sciences N.V.) (“atai” or the “Company”) completed its previously announced acquisition of the entire issued share capital of Beckley Psytech Limited (“Beckley Psytech”) not already owned by the Company (the “Acquisition”) from the shareholders of Beckley Psytech, pursuant to that certain Share Purchase Agreement, dated as of June 2, 2025, by and among the parties thereto, as amended (the “Purchase Agreement”).

In connection with the Acquisition, the Company acquired all of the issued and outstanding equity interests of Beckley Psytech in exchange for an aggregate of 103,000,066 ordinary shares in atai’s capital (“Ordinary Shares”) issued directly as share consideration or as underlying replacement awards pursuant to the Purchase Agreement, which such shares or replacement awards were issued to the shareholders of Beckley Psytech, certain consultants of Beckley Psytech and certain equity award holders in Beckley Psytech.

In connection with the completion of the Acquisition and as previously announced, the Company changed its name to “Atai Beckley N.V.”

The foregoing summary does not purport to be a complete description of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required, the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 herewith.

The information contained under Item 7.01 of this Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1+§
Share Purchase Agreement, dated as of June 2, 2025, among the Company, Beckley Psytech Limited and certain other parties thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Atai Beckley N.V. on June 5, 2025).

2.2
Side Letter Deed to SPA, dated as of October 23, 2025, by and between the Company and the Seller Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Atai Beckley N.V. on October 27, 2025).

99.1*
Press Release, titled “atai Life Sciences and Beckley Psytech Announce the Successful Completion of Their Strategic Combination to Create AtaiBeckley, a Global Leader in Transformative Mental Health Therapies”, dated November 5, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*Furnished herewith

+ Certain of the schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

§ Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Regulation S-K, Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI BECKLEY N.V.

Date: November 5, 2025	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer